SECURITIES AND EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549

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                                     FORM 8K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: OCTOBER 23, 2002


                                  DONINI, INC.
             (Exact name of Registrant as specified in its Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)

                                     0-32133
                            (Commission File Number)

                                   22-3768426
                      (IRS Employer Identification Number)


                      4555 boul, des Grandes Prairies, #30
                      St. Leonard, MONTREAL, QUEBEC H1R 1A5
               (Address of Principal Executive offices) (Zip Code)


                                 (514) 327-6006
                         Registrant's Telephone Number,
                               including Area Code


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 11, 2002, the Registrant appointed Samuel Klein & Co. as its new Auditors. Samuel Klein & Co. had been the Auditors for the Company prior to March 30, 2001 and due to the Registrant's non-payment of fees due KPMG, KPMG resigned and agreed to convert the Registrant's obligation to it of $270,000 (U.S.) into 270,000 shares of common stock of Registrant. There were no disagreements with the prior Auditor, KPMG LLP, regarding accounting principles.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         Exhibit 99.1 Letter of KPMG, LLP confirming its resignation as certifying accountants for Donini, Inc. dated October 10, 2002.

         Exhibit 99.2 Letter of engagement from Samuel Klein and Company, the accounting firm replacing KPMG as certifying accountants to Donini, Inc., dated October 8, 2002.


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


                                   Signatures

         Pursuant to the requirements of the Securities Act of 1934, as amended,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DONINI, INC.



October 24, 2002                        By: /s/ PETER DEROS
                                           -------------------------------------
                                           Peter Deros
                                           President and Chief Executive Officer


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